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      As filed with the Securities and Exchange Commission on May 17, 2000



                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                  FORM 8-K/A-1

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                  April 4, 2000



                            FIRST CHARTER CORPORATION
             (Exact name of registrant as specified in its charter)


North Carolina                       0-15829                     56-1355866
(State or other                    (Commission                 (IRS Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)

            22 Union Street North, Concord, North Carolina 28026-0228 (Addresses, including zip codes, of principal executive offices)

                                 (704) 786-3300
              (Registrant's telephone number, including area code)


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         The Current Report on Form 8-K filed with the Securities and Exchange
Commission on April 10, 2000 (Commission No. 0-15829), is amended to include the following:

ITEM 7    FINANCIAL STATEMENTS AND EXHIBIT

     (b)  Pro Forma Financial Information

          1. The Unaudited Pro Forma Combined Financial Information as of March 31, 2000 is hereby incorporated by reference from the Company's Form 10-Q for the quarterly period ended March 31, 2000, filed on May 15, 2000 with the Commission, under Part II - Other Information, Item 5 Other Information (Commission File
               No. 0-15829).



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               FIRST CHARTER CORPORATION


                                          By:  /s/ Robert O. Bratton
                                               ---------------------------------
                                               Robert O. Bratton
                                               Chief Financial Officer

Dated:  May 17, 2000




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                                  EXHIBIT INDEX


Exhibit No.      Description                             Sequential Page No.
-----------      -----------                             -------------------


99.1             Unaudited Pro Forma Combined Financial
                 Information as of March 31, 2000 is
                 hereby incorporated by reference from
                 the Company's Form 10-Q for the
                 quarterly period ended March 31, 2000,
                 filed on May 15, 2000 with the
                 Commission, under Part II - Other
                 Information, Item 5 - Other
                 Information (Commission File No.
                 0-15829).